                                                                   EXHIBIT 10.12


                            DEPOSIT ESCROW AGREEMENT


                 THIS DEPOSIT ESCROW AGREEMENT (this "Escrow Agreement") is made and entered into as of this 4th day of November, 1996, by and among STV Acquisition Company, a Delaware corporation (the "Three-Station Buyer"), Smith Acquisition Company, a Delaware corporation (the "WTOV Buyer," and together with the Three-Station Buyer, "Buyers"), Hicks, Muse, Tate & Furst Equity Fund III, L.P., a Delaware limited partnership ("Fund III"), Smith Television of Michigan, L.P., a Delaware limited partnership, Smith Television of Michigan License, L.P., a Delaware limited partnership, Smith Television of Rochester, L.P., a Delaware limited partnership, Smith Television of Rochester License, L.P., a Delaware limited partnership, Smith Television of Salinas-Monterey, L.P., a Delaware limited partnership, and Smith Television of Salinas-Monterey License, L.P., a Delaware limited partnership (the foregoing entities shall be referred to herein collectively as the "Three-Station Sellers"), Smith Television-WTOV, L.P., a Delaware limited partnership, Smith Television-WTOV License, L.P., a Delaware limited partnership (the foregoing entities shall be referred to herein collectively as the "WTOV Sellers," and together with the "Three Station Sellers," as "Sellers," and together with Buyers and Fund III, the "Undersigned"), and Citibank, N.A., a national banking association with its headquarters in New York City, New York ("Escrow Agent").

                                    RECITALS

         A. The Three-Station Buyer and the Three-Station Sellers have entered into an Asset Purchase Agreement dated as of November 4, 1996 (the "Three-Station Agreement") pursuant to which the Three-Station Sellers have agreed to sell, assign, transfer, convey and deliver to the Three-Station Buyer, and the Three-Station Buyer has agreed to purchase from the Three-Station Sellers, the Assets with respect to television broadcast stations WEYI, Saginaw, Michigan, WROC, Rochester, New York, and KSBW, Salinas, California, all in accordance with and subject to the terms and conditions set forth in the Three-Station Agreement and subject to the prior approval of the Federal Communications Commission;

         B. The WTOV Buyer and the WTOV Sellers have entered into an Asset Purchase Agreement dated as of November 4, 1996 (the "WTOV Agreement," and together with the Three-Station Agreement, the "Purchase Agreements") pursuant to which the WTOV Sellers have agreed to sell, assign, transfer, convey and deliver to the WTOV Buyer, and the WTOV Buyer has agreed to purchase from the WTOV Sellers, the Assets with respect to television broadcast station WTOV, Steubenville, Ohio, all in accordance with and subject to the terms and conditions set forth in the

WTOV Agreement and subject to the prior approval of the Federal Communications Commission;

         C. Pursuant to the Purchase Agreements, the Buyers are required to deliver to the Escrow Agent an original, irrevocable letter of credit (the "Letter of Credit") issued for the benefit of Sellers (and for the purposes of
Section 1.5 of this Escrow Agreement, Escrow Agent) in the amount of $7,850,000 in the form attached hereto as Appendix A;

         D. As a condition to the execution of the Purchase Agreements, the Undersigned have agreed to execute and deliver this Escrow Agreement; and

         E. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreements.

                                   AGREEMENTS

         Accordingly, in consideration of the recitals and of the respective agreements and covenants contained herein and in the Purchase Agreements, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

         Section 1.1      Letter of Credit Escrow.

                 (a) Contemporaneously with the execution of this Escrow Agreement, Buyers have delivered the Letter of Credit to Escrow Agent, pursuant to the provisions of the Purchase Agreements.

                 (b) The Letter of Credit, any proceeds from the Letter of Credit payable by its terms to the Escrow Agent and any interest or income accrued thereon (the "Funds") are referred to herein as the "Escrowed Property". The Escrowed Property shall be held, administered and disposed of by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

         Section 1.2 Acceptance of Appointment as Escrow Agent. Escrow Agent, by signing this Escrow Agreement, accepts its appointment as escrow agent with respect to the Escrowed Property and agrees to hold and deliver the Escrowed Property in accordance with the terms of this Escrow Agreement.

         Section 1.3 Delivery of Letter of Credit to Sellers. Not more than three (3) business days after (a) the delivery to Escrow Agent of written instructions signed by Sellers, Fund III and Buyers stating that the Letter of Credit is to be delivered to Sellers, or (b) the delivery to Escrow Agent of a copy of a Final Determination (as defined below) establishing Sellers' right to the Letter of Credit, Escrow Agent shall

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deliver the Letter of Credit to Sellers as provided in such instructions or
Final Determination. A "Final Determination" shall mean a final non-appealable judgment of a court of competent jurisdiction. The Escrow Agent, at its option, shall be entitled to seek and, if received, rely conclusively upon a written opinion of legal counsel to the effect that a Final Determination delivered to the Escrow Agent pursuant to this Escrow Agreement satisfies the requirements hereof.

         Section 1.4 Delivery of Letter of Credit to Buyers. Except as otherwise provided in the last sentence of this Section 1.4, not more than three (3) business days after (a) the delivery to Escrow Agent of written instructions signed by Buyers and Sellers stating that the Letter of Credit is to be delivered to Buyers, or (b) the delivery to Escrow Agent of a copy of a Final Determination establishing Buyers' right to the Letter of Credit, Escrow Agent shall deliver the Letter of Credit to Buyers. At the Closing, simultaneously upon receipt by Escrow Agent of written instructions signed by Buyers and Sellers stating that the Letter of Credit is to be delivered to Buyers, the Escrow Agent shall deliver the Letter of Credit to Buyers or its representative.

         Section 1.5  Replacement of Letter of Credit.

                 (a) Buyers may provide to Sellers for their approval at least forty-five (45) calendar days before the expiration of the Letter of Credit a form of (i) an extension of the original Letter of Credit issued by the issuer of the then expiring Letter of Credit (with no modifications to the original Letter of Credit other than extending the expiration date for at least an additional ninety (90) days after the then expiration date of the Letter of Credit), or (ii) a substitute Letter of Credit in a form identical to Appendix A (with an expiration date of not less than ninety (90) days after the expiration date set forth in the then expiring Letter of Credit) issued by the issuer of the original Letter of Credit or by a United States bank having assets and a net worth (as established by the most recent public financial information of such bank, copies of which shall be provided by Buyers or Fund III to Sellers) equal to or greater than the bank which issued the then expiring Letter of Credit, together with a statement signed by an officer of Buyers or Fund III, in each case, certifying that such substitute Letter of Credit or extension will comply with the foregoing requirements. If Sellers approve such form of substitute Letter of Credit or extension in writing (such approval not to be unreasonably withheld, conditioned or delayed) and Buyers or Fund III delivers to Escrow Agent an original of such substitute Letter of Credit or extension (duly executed by the issuing bank) and Sellers' written approval, at least thirty (30) calendar days before the expiration of the Letter of Credit, such substitute Letter of Credit (or such then expiring Letter of Credit as extended by the extension) shall thereafter be deemed the "Letter of Credit" for all purposes hereunder; and if a substitute Letter of Credit is being provided, the Escrow Agent shall simultaneously exchange the prior Letter of Credit for the substituted Letter of Credit and give receipts, if requested by Buyers, for the same.

                 (b) In the event that (i) Buyers or Fund III deliver a form of substitute Letter of Credit and Sellers do not approve the form thereof, or
(ii) Buyers or Fund III do not deliver an original substitute Letter of Credit to Escrow Agent (or an extension of the expiring Letter of Credit) at least thirty (30) calendar days before the expiration of the then expiring Letter of Credit, Buyers may not replace the Letter of Credit, and upon written instructions signed by Sellers, Escrow Agent shall immediately present the Letter of Credit for payment (with a drawing certificate signed by one of the Sellers) and hold the funds drawn pursuant thereto in accordance with the terms of this Escrow Agreement notwithstanding any actual or alleged default hereunder or under the Purchase Agreements by any party or any instruction to the contrary by Buyers, Fund III or any other person, and notwithstanding any other state of facts.

         Section 1.6  Investment of Proceeds of Letter of Credit.

                 (a) If the Letter of Credit is drawn by the Escrow Agent or Sellers because it will expire and Buyers or Fund III have not replaced it pursuant to and in accordance with Section 1.5, upon receipt of the Funds of such drawing pursuant to the terms of the Letter of Credit, Escrow Agent shall hold the Funds in escrow in lieu of the Letter of Credit, and shall invest the Funds in Permitted Investments (as defined in (b) below). Escrow Agent shall hold and release the Funds in accordance with the terms of this Escrow Agreement (all references herein to the Letter of Credit being deemed to be references to the Funds for such purpose).

                 (b) "Permitted Investments" shall mean direct obligations of the U.S. government having maturities of 90 days or less, money market funds that invest solely in direct obligations of the U.S. government, and such other investments as may be specified from time to time by joint written instructions from Buyers and Sellers to the Escrow Agent; provided, such other investments are consistent with the Escrow Agent's investment criteria. Escrow Agent will act upon investment instructions the day that such instructions are received, provided the requests are communicated within a sufficient amount of time to allow Escrow Agent to make the specified investment. Instructions received after an applicable investment cutoff deadline will be treated as being received by Escrow Agent on the next business day, and Escrow Agent shall not be liable for any loss arising directly or indirectly, in whole or in part, from the inability to invest funds on the day the instructions are received. The Escrow Agent shall not be liable for any loss incurred by the actions of third parties or by any loss arising by error, failure or delay in making of an investment or reinvestment, and the Escrow Agent shall not be liable for any loss of principal or income in connection therewith, unless such error, failure or delay results from the Escrow Agent's gross negligence or willful misconduct. As and when the Funds are to be released under this Escrow Agreement, Escrow Agent shall cause the Permitted Investments to be converted into cash and shall not be liable for any loss of principal or income in connection therewith. None of Sellers, Buyers or Escrow Agent shall be liable for any loss of principal or income due to the choice of Permitted Investments in which the Funds are invested or the choice of Permitted Investments converted into cash pursuant to this paragraph (b).

                 (c) All interest or other income on the Funds shall be the property of Fund III and shall be distributed by Escrow Agent to Fund III by check on a monthly basis less the amount payable by Escrow Agent to Sellers under Section 1.6(d), if any. The parties acknowledge that payment of any interest earned on the funds invested in this escrow will be subject to backup withholding penalties unless a properly completed Internal Revenue Service form W8 or W9 certification is submitted to Escrow Agent.

                 (d) For tax purposes, the Funds shall be property of Fund III and all interest and other income earned on the Funds shall be the income of the Fund III. Fund III and Sellers shall file Tax Returns and the Escrow Agent shall file a Form 1099 consistent with such treatment. In the event that the Internal Revenue Service or any other governmental authority successfully claims that the interest and other income earned on the Funds is taxable to Sellers for any taxable period, Fund III shall promptly pay to Sellers cash equal to the product of the Effective Tax Rate times all amounts paid by Escrow Agent to Fund III pursuant to Section 1.6(c) for such taxable period, plus interest on such amount at the rate specified by section 6621(a)(2) of the Code and corresponding provisions of applicable state and local laws, and the Escrow Agent shall thereafter make monthly distributions to Sellers of cash equal to the product of the Effective Tax Rate times the income distributable pursuant to Section 1.6(c) for such period. The term "Effective Tax Rate" shall mean the highest marginal effective combined federal, state and local income tax rate applicable with respect to Sellers or the partners of Sellers, as the case may be, as reasonably computed and provided to the Escrow Agent by Sellers.

                                   ARTICLE II

                                  ESCROW AGENT

         Section 2.1 Language Concerning the Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by the Undersigned that:

                 (a) The Escrow Agent shall not be under any duty to give the Escrowed Property any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

                 (b) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the Undersigned except this Escrow Agreement.

                 (c) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the Undersigned shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Escrow Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Funds or any loss of interest incident to any such delays.

                 (d) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Without limiting the generality of the foregoing, Escrow Agent may rely on any extension or Letter of Credit delivered to it as constituting the Letter of Credit hereunder for all purposes unless notified in writing by Sellers to the contrary prior to its substitution.

                 (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

                 (f) The Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof. Fund III shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will promptly provide the Escrow Agent with appropriate W-9 forms for Tax I.D. number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of the Funds and is not responsible for any other reporting. This paragraph and Section 2.1(c) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

                 (g) The Escrow Agent makes no representations as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

                 (h) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

                 (i) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrowed Property to any successor Escrow Agent jointly designated by each of the Undersigned in writing or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of the Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is thirty (30) days after the date of delivery of its written notice of resignation to each of the Undersigned. If at that time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrowed Property until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by each of the Undersigned or a final order of a court of competent jurisdiction.

                 (j) The Escrow Agent shall have no responsibility for the contents of any writing of the arbitrators or any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

                 (k) In the event of any disagreement between the Undersigned resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall retain the Escrowed Property until the Escrow Agent shall have received (i) a Final Determination directing delivery of the Escrowed Property or (ii) a written agreement executed by Sellers, Buyers and Fund III directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. The Escrow Agent, at its option, shall be entitled to seek and, if obtained, rely conclusively upon an opinion of independent counsel to the effect that any court order delivered to Escrow Agent is a Final Determination. The Escrow Agent shall act on such court order and legal opinion without further question.





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
                 (l) The compensation of the Escrow Agent (as payment in full) for the services to be rendered by the Escrow Agent hereunder shall be paid by Fund III in the amount of $_____, plus an additional $_____ for legal fees, at the time of execution of this Escrow Agreement and $_____ annually thereafter, together with reimbursement for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel). All fees and expenses of the Escrow Agent hereunder, other than initial fee paid upon the execution hereof, shall be paid first out of interest, dividends, and other income earned on the Funds, if any, and then, to the extent of any shortfall, by Fund III. Any fees or expenses of the Escrow Agent or its counsel which are not paid as provided for herein may be taken from any property held by the Escrow Agent hereunder. It is understood that the Escrow Agent's fees may be adjusted from time to time to conform to its then current guidelines.

                 (m) The Undersigned hereby irrevocably submit to the jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in New York City in any action or proceeding arising out of or relating to this Escrow Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding, shall be heard and determined in such a New York State or federal court. The Undersigned hereby consent to and grant to any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of any process or other papers in the manner provided hereinabove, or in such other manners as may be permitted by law, shall be valid and sufficient service thereof.

                 (n) No printed or other matter in any language (including without limitation, prospectuses, notices, reports and promotional material) which mentions the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto, or is otherwise required by statute, law or court order.

                 (o) The other parties hereto authorize the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including, but not limited to, the Depository Trust Company and the Federal Reserve Book Entry System.





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
                                  ARTICLE III

                                 MISCELLANEOUS

         Section 3.1 Notices. All notices, requests, consents or other communications required or permitted under this Escrow Agreement shall be in writing and shall be deemed to have been duly given or delivered by any party
(a) when received by such party if delivered by hand, (b) upon confirmation when delivered by telecopy (any communication delivered by telecopy shall be followed promptly with an original thereof), (c) within one day after being sent by recognized overnight delivery service, or (d) within three business days after being mailed by first-class mail, postage prepaid, and in each case addressed as follows:

                 (i)      if to Fund III:

                          Hicks, Muse, Tate & Furst Equity Fund III, L.P. 200 Crescent Court
                          Suite 1600
                          Dallas, Texas  75201
                          Attention: Lawrence D. Stuart, Jr.
                          Telecopy No.: (214) 740-7313

                 (ii)     if to Buyers:

                          STV Acquisition Company
                          200 Crescent Court, Suite 1600
                          Dallas, Texas  75201
                          Attention: Lawrence D. Stuart, Jr.
                          Telecopy No.: (214) 740-7313

                          and to:

                          Smith Acquisition Company
                          3839 4th Street North, Suite 420
                          St. Petersburg, Florida  33703
                          Attention: David A. Fitz
                          Telecopy No.: (813) 821-8092

                          with a copy (which shall not constitute notice) to:

                          Weil, Gotshal & Manges LLP
                          100 Crescent Court, Suite 1300
                          Dallas, Texas  75201-6950
                          Attention: Glenn D. West, Esq.
                          Telecopy No.: (214) 746-7777





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
                 (ii)     if to Sellers, to:

                          Jupiter/Smith TV Holdings, L.P.
                          30 Rockefeller Plaza
                          Suite 4525
                          New York, NY  10112
                          Attention: John Sprague
                          Telecopy No.: (212) 332-2828

                          with copies (which shall not constitute notice) to:

                          Smith Broadcasting Partners, L.P.
                          3839 4th Street North, Suite 420
                          St. Petersburg, Florida  33703
                          Attention: David A. Fitz
                          Telecopy No.: (813) 821-8092

                          and to:

                          Hogan & Hartson L.L.P.
                          8300 Greensboro Drive
                          Suite 1100
                          McLean, VA  22102
                          Attention: Richard T. Horan, Jr., Esq.
                          Telecopy No.: (703) 448-7650

                 (iii)    if to Escrow Agent, to

                          Citibank, N.A.
                          Corporate Trust/Escrow Administration
                          120 Wall Street, 13th Floor
                          New York, New York  10043
                          Telecopy No.: (212) 480-1614

                          Telex Numbers:
                          Foreign - 420392 FNC UI
                          Domestic - 127001 Citibank NYKB
                          Reference in Telex "Citiswitch - NYCTA"

                          Federal Reserve Fund Transfers:
                          Citibank, N.A.
                          111 Wall Street
                          New York, New York  10043

                          For credit to A/C 36855852
                          Escrow Administration Concentration Account for further credit to _________________________
                          Attention: Jeff Zeiler
                          ABA Number: 0210-0008-9

Any party by written notice to the other parties pursuant to this Section 3.1 may change the address or the persons to whom notices or copies thereof are to be sent to it by giving written notice of a change of address in the manner provided in this Escrow Agreement for giving notice.

         Section 3.2 Assignment. This Escrow Agreement and the rights and duties hereunder shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of each of the parties to this Escrow Agreement. No rights, obligations or liabilities hereunder shall be assignable by any party without the prior written consent of the other parties, except that Buyers may assign its rights under this Escrow Agreement without obtaining the prior written consent of the other parties hereto to any person or entity to whom, pursuant to the Purchase Agreements, Buyers are permitted to assign all or any portion of its rights under the Purchase Agreements, provided that any such assignee duly executes and delivers an agreement to assume Buyers' obligations under this Escrow Agreement.

         Section 3.3 Amendment. This Escrow Agreement may be amended or modified only by an instrument in writing duly executed by the parties to this Escrow Agreement.

         Section 3.4 Waivers. Any waiver by any party hereto of any breach of or failure to comply with any provision of this Escrow Agreement by any other party hereto shall be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Escrow Agreement.

         Section 3.5 Construction. This Escrow Agreement shall be construed and enforced in accordance with and governed by the internal substantive laws of the State of New York without regard to conflicts of laws principles. The headings in this Escrow Agreement are solely for convenience of reference shall unto be given any effect in the construction or interpretation of this Escrow Agreement. Unless otherwise stated, references to Sections and Exhibits are references to Sections and Exhibits of this Escrow Agreement.

         Section 3.6 Third Parties. Nothing expressed or implied in this Escrow Agreement is intended, or shall be construed, to confer upon or give any person or entity other than Buyers, Sellers and Escrow Agent any rights or remedies under, or by reason or, this Escrow Agreement.





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         Section 3.7  Termination.  This Escrow Agreement shall terminate at the time of the delivery by Escrow Agent of the Letter of Credit or the Funds, if any, to Sellers or Buyers, as the case may be, in accordance with the provisions of this Escrow Agreement.

         Section 3.8 Counterparts. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed any original and all of which together shall constitute a single instrument.

         Section 3.9 Waiver of Offset Rights. Escrow Agent hereby waives any and all rights to offset that it may have against the Letter of Credit including, without limitation, claims arising as a result of any claims, amounts, liabilities, costs, expenses, damages, or other losses (collectively, "Claims") that Escrow Agent may be otherwise entitled to collect from any party to this Escrow Agreement, other than Claims arising under this Escrow Agreement.

           [The remainder of this page is intentionally left blank.]





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
         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                     BUYERS:

                                     STV ACQUISITION COMPANY


                                     By:/s/ DANIEL S. DROSS
                                        ---------------------------
                                     Name:  Daniel S. Dross
                                        ---------------------------
                                     Title: Vice President
                                        ---------------------------


                                     SMITH ACQUISITION COMPANY


                                     By:/s/ DANIEL S. DROSS
                                        ---------------------------
                                     Name:  Daniel S. Dross
                                          -------------------------
                                     Title: Vice President
                                           ------------------------


                                     SELLERS:

                                     SMITH TELEVISION OF MICHIGAN, L.P.

                                     By:  Smith Broadcasting Partners,
                                          L.P., its general partner

                                     By:  Smith Broadcasting Group, Inc.,
                                          its general partner

                                     By:/s/ DAVID A. FITZ
                                        ---------------------------
                                     Name:  David A. Fitz
                                     Title: Executive Vice President

                                     SMITH TELEVISION OF ROCHESTER, L.P.

                                     By:  Smith Broadcasting Partners,
                                          L.P., its general partner

                                     By:  Smith Broadcasting Group, Inc.,
                                          its general partner

                                     By: /s/ DAVID A. FRITZ
                                        ---------------------------
                                     Name:   David A. Fitz
                                     Title:  Executive Vice President


                                     SMITH TELEVISION-WTOV, L.P.

                                     By:  Smith Broadcasting Partners,
                                          L.P., its general partner

                                     By:  Smith Broadcasting Group, Inc.,
                                          its general partner

                                     By: /s/ DAVID A. FITZ
                                        ---------------------------
                                     Name:  David A. Fitz
                                     Title: Executive Vice President


                                     SMITH TELEVISION OF SALINAS-MONTEREY, L.P.

                                     By:  Smith Broadcasting Partners,
                                          L.P., its general partner

                                     By:  Smith Broadcasting Group, Inc.,
                                          its general partner

                                     By:/s/ DAVID A. FITZ
                                        ---------------------------
                                     Name:  David A. Fitz
                                     Title: Executive Vice President

                                     SMITH TELEVISION OF MICHIGAN LICENSE, L.P.

                                     By:  Smith Television of Michigan,
                                          L.P., its general partner

                                     By:  Smith Broadcasting Partners,
                                          L.P., its general partner

                                     By:  Smith Broadcasting Group, Inc.,
                                          its general partner

                                     By: /s/ DAVID A/ FITZ
                                        ------------------------------
                                     Name:  David A. Fitz
                                     Title: Executive Vice President


                                     SMITH TELEVISION OF ROCHESTER LICENSE, L.P

                                     By:  Smith Television of Rochester,
                                          L.P., its general partner

                                     By:  Smith Broadcasting Partners,
                                          L.P., its general partner

                                     By:  Smith Broadcasting Group, Inc.,
                                          its general partner

                                     By: /s/ DAVID A. FITZ
                                        ------------------------------
                                     Name:  David A. Fitz
                                     Title: Executive Vice President

                                     SMITH TELEVISION-WTOV LICENSE, L.P.

                                     By:  Smith Television-WTOV, L.P.,
                                          its general partner

                                     By:  Smith Broadcasting Partners,
                                          L.P., its general partner

                                     By:  Smith Broadcasting Group, Inc.,
                                          its general partner

                                     By: /s/ DAVID A. FITZ
                                       ---------------------------------
                                     Name:  David A. Fitz
                                     Title:    Executive Vice President


                                     SMITH TELEVISION OF SALINAS-
                                     MONTEREY LICENSE, L.P.

                                     By:  Smith Television of Salinas-Monterey,
                                          L.P., its general partner

                                     By:  Smith Broadcasting Partners, L.P.,
                                          its general partner

                                     By:  Smith Broadcasting Group, Inc.,
                                          its general partner

                                     By: /s/ DAVID A FITZ
                                       ---------------------------------
                                     Name:  David A. Fitz
                                     Title: Executive Vice President

                                    FUND III:

                                    HICKS, MUSE, TATE & FURST
                                    EQUITY FUND III, L.P.

                                    By:     HM3/GP PARTNERS III, L.P.,
                                            its general partner

                                    By:     HICKS MUSE GP PARTNERS III, L.P.,
                                            its general partner

                                    By:     HICKS, MUSE FUND III, INCORPORATED,
                                            its general partner


                                    By: /s/ DANIEL S. DROSS
                                       ---------------------------------
                                    Title: Vice President


                                    ESCROW AGENT:

                                    CITIBANK, N.A.


                                    By: /s/ ROBERT A. MASSIMILLO
                                       ---------------------------------
                                    Name:  Robert A. Massimillo
                                         -------------------------------
                                    Title: Senior Trust Officer
                                          ------------------------------